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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 July 21, 2000



                                MEDIAPLEX, INC.
            (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                   000-27601                 94-3295822
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                        Identification No.)


                        177 STEUART STREET, SUITE 200
                       SAN FRANCISCO, CALIFORNIA 94105
         (Address, including zip code, of principal executive offices)

             Registrant's telephone number, including area code:

                                (415) 808-1900

                                      N/A
        (Former name or former address, if changed since last report.)

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Introductory Note
-----------------

         On July 21, 2000, Mediaplex, Inc., a Delaware corporation ("Registrant"), acquired AdWare Systems, Inc., a Kentucky corporation, from McCann-Erickson USA, Inc., a Delaware corporation and wholly-owned subsidiary of The Interpublic Group of Companies, Inc., a Delaware corporation. This transaction was initially reported on a Current Report on Form 8-K, dated July 21, 2000 and filed on August 2, 2000. This Amendment is being filed to amend
Item 7(a) and Item 7(b) and to file Exhibits 23.1, 99.1 and 99.2.


Item 7 of the Company's Current Report on Form 8-K is amended to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of AdWare


         Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the report of independent accountants and consolidated balance sheets of AdWare Systems, Inc. as of June 30, 2000 and December 31, 1999 and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the six-month periods ended June 30, 2000 and 1999 and the year ended December 31, 1999 and notes to consolidated financial statements.

         (b)  Pro Forma Financial Information

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

              (1) Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000;

              (2) Unaudited Pro Forma Condensed Combined Statements of Operations for the six-month period ended June 30, 2000 and for the year ended December 31, 1999;

              (3)  Notes to the Unaudited Pro Forma Financial Information.

         (c)  Exhibits

              2.1* Share Acquisition Agreement, dated as of June 30, 2000.
              23.1 Consent of PricewaterhouseCoopers LLP, independent
                   accountants
              99.1 Audited Consolidated Financial Statements of AdWare Systems,
                   Inc.
              99.2 Unaudited Pro Forma Financial Information

              *Incorporated by reference to Exhibit 2.1 to the Registrant's Form
               8-K filed August 2, 2000.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2000                   MEDIAPLEX, INC.


                                        By:   /s/ Gregory R. Raifman
                                           -------------------------------------
                                                  Gregory R. Raifman
                                            Chairman and Chief Executive Officer
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                                MEDIAPLEX, INC.

                         Current Report on Form 8-K/A

                               INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

2.1*             Share Acquisition Agreement, dated as of June 30, 2000.
23.1             Consent of PricewaterhouseCoopers LLP, independent accountants
99.1             Audited Consolidated Financial Statements of AdWare Systems,
                 Inc.
99.2             Unaudited Pro Forma Financial Information
 *Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed August 2, 2000.